THE COMPANY, INC. AND SUBSIDIARIES

EXHIBIT 32.2

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND INTERIM CHIEF FINANCIAL OFFICER PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of the Company, Inc. (the “Company”) on Form 10-Q for the period ended September 30, 2013 as filed with the Securities and Exchange Commission on the date hereof  (the “Report”), the undersigned, Michael G. Smith, as Interim Chief Financial Officer of the Company, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of his knowledge that:

(1)            The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)            The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 14, 2013	By:	/s/ Michael G. Smith
Michael G. Smith,
Interim Chief Financial Officer